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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 12, 2004

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

          California                     000-23025               77-0382248
  (State or jurisdiction of       (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (408) 777-7920

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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

            99.1 Press Release dated August 12, 2004 announcing the Registrant's results for the fiscal quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

      On August 12, 2004, Notify Technology Corporation issued a press release reporting its results for the fiscal quarter ended June 30, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.

      The information in this Form 8-K and the exhibits attached hereto are being furnished to the Securities and Exchange Commission in accordance with the requirements of the Commission. Neither any information in this Form 8-K nor the exhibits attached hereto shall be deemed "filed" with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NOTIFY TECHNOLOGY CORPORATION

Dated: August 12, 2004               By: /s/  Gerald W. Rice
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                                         Gerald W. Rice, Chief Financial Officer

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                                  Exhibit Index

Exhibit Number    Exhibit Title
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99.1              Press Release dated August 12, 2004 announcing the
                  Registrant's results for the fiscal quarter ended
                  June 30, 2004.